SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant                           /X/

Filed by a party other than the registrant        / /

Check the appropriate box:

/X/   Preliminary proxy statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ /  Definitive proxy statement

/ /  Definitive additional materials

/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

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                (Name of Registrant as Specified in Its Charter)
                       STOCKCAR STOCKS MUTUAL FUNDS, INC.
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
                                 NOT APPLICABLE
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

                              --PRELIMINARY COPY --

                                 IMPORTANT NEWS
               FOR STOCKCAR STOCKS MUTUL FUNDS, INC. SHAREHOLDERS

As a shareholder of the StockCar Stocks Index Fund (the "Fund"), your vote is being solicited on a matter that will have an effect on the future of your Fund. These questions and answers are designed to give you a brief overview of the matter to be voted on by this proxy. However, we encourage you to also read the full text of the enclosed proxy statement to understand fully what is happening, and why your vote is being solicited.

                    Q & A ABOUT THE ENCLOSED PROXY MATERIALS

Q.   WHAT IS HAPPENING?

A. The Board of Directors of your Fund has voted to implement a Plan of Distribution Pursuant to Rule 12b-1 of the Investment Company Act of 1940* (the "12b-1 Plan"), and the Plan requires the approval of the Fund's shareholders before it can be put into effect.

Q.   WHY AM I BEING ASKED TO VOTE ON A PROPOSED NEW 12B-1 DISTRIBUTION PLAN?

A. The Investment Company Act of 1940 requires a vote of the shareholders of a fund whenever a fund desires to implement a 12b-1 Plan.

     Normally, the more money a mutual fund has in its asset base, the lower its overall expense ratios can be. A mutual fund gets assets from a number of sources, including brokers, dealers and other financial professionals that buy the mutual fund's shares for their clients. A 12b-1 Plan is the only legal way that a mutual fund can pay these persons to perform services that are designed to sell shares of a mutual fund.

     Your Board decided to implement the 12b-1 Plan primarily to better enable the Fund to attract new shareholders to the Fund. The Board, in the exercise of its reasonable business judgement, has concluded that implementing a 12b-1 Plan will better enable the Fund to attract new shareholders, and that the resulting increase in Fund assets will benefit all shareholders. The Board has approved the 12b-1 Plan, and now is asking you to approve it as well.

Q.   HOW WILL THE 12B-1 PLAN AFFECT ME AS A FUND SHAREHOLDER?

A. Your Fund and your Fund's investment adviser will not change. You will still own the same shares in the same Fund.

Q.   WILL THE OVERALL FEES CHARGED BY THE FUND STAY THE SAME?

A.   YES. Your Fund pays fees in three major categories:

     1. The Fund pays an investment advisory fee to the Fund's investment adviser. Those investment advisory fees will stay the same.

     2. If you approve the 12b-1 Plan, your Fund will pay 12b-1 Plan fees of 0.25% of the Fund's average net assets per year. The Fund has not paid these fees in the past.

     3. Your investment adviser is paid an operational services fee for providing a wide variety of operating services to the Fund. At your investment adviser's request, the Board has voted to reduce those fees by the amount of the new 12b-1 Plan fees.

     Because the Fund is lowering its operating service fees by the same amount as the new 12b-1 Plan fees, your overall expenses will stay exactly the same.

Q.   HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A. After careful consideration, the Board members of your Fund, including the independent members, recommend that you vote to "APPROVE" the 12b-1 Plan on the enclosed ballot.

Q.   WHO  IS  PAYING  THE  COST  OF  THE  SHAREHOLDER  MEETING  AND  THIS  PROXY
     SOLICITATION?

A. StockCar Stocks Advisors, LLC. -- not your Fund -- is paying all costs of the Fund's shareholder meeting and proxy solicitation.

Q.   WHOM DO I CALL FOR MORE INFORMATION?

A.   Please call Shareholder Services at 1-800-494-2755

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* Rule 12b-1 of the  Investment  Company  Act of 1940 sets forth the terms under which an investment company (mutual fund) may use fund assets to pay for the distribution of fund shares.

                                ABOUT THE BALLOT

Shown below is the ballot that you will use to vote on the matter described above and hereafter in these proxy materials.

1. Approve a new Rule 12b-1 Distribution Plan for No-Load Direct Shares of the StockCar Stocks Index Fund.

     Approve                        Reject                       Abstain
     / /                            / /                          / /

Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
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Signature                                                         Date

X
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Signature                                                         Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on your ballot. Mark - Approve, Reject, or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!
--------------------------------------------------------------------------------

StockCar Stocks Mutual Funds, Inc.
256 Raceway Drive, Suite 11
Mooresville, North Carolina 28117

TELEPHONE 1-800-494-2755
                                                                     May 3, 1998
Dear Shareholder:

As you read in the Questions and Answers (Q & A) on page 1, the Board of Directors of your Fund has determined that it would be in the best interests of your Fund to implement a 12b-1 Plan.

We're sending this proxy statement to you because your vote is required to approve the new Plan. As you review these materials, please keep in mind that if the new 12b-1 Plan is approved, YOUR FUND SHARES WILL NOT CHANGE, THE ADVISORY FEES CHARGED TO YOUR FUND WILL STAY THE SAME, AND THE OVERALL FEES AND EXPENSES OF THE FUND WILL STAY THE SAME. If you approve the new 12b-1 Plan, you should continue to receive the high quality investment management and shareholder services that you have come to expect, AND YOU WILL HELP THE Fund to attract additional shareholders.

Your Fund Board has approved the 12b-1 Plan and recommends it for your approval. I encourage you to vote to "APPROVE" the 12b-1 Plan.

PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

As always, we thank you for your confidence and support.

Sincerely,

John P. Allen III
President, Board of Directors
--------------------------------------------------------------------------------

                       STOCKCAR STOCKS MUTUAL FUNDS, INC.
                           256 Raceway Drive, Suite 11
                        Mooresville, North Carolina 28117
                                 1-800-494-2755
                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                        MAY 26, 1999 AND PROXY STATEMENT
                                   May 3, 1999

To the Shareholders:

You are invited to attend a joint special meeting of shareholders of the StockCar Stocks Index Fund (the "Fund"), a series of StockCar Stocks Mutual Funds, Inc. (the "Company").

The meeting will be held at 256 Raceway Drive, Suite 11, Mooresville, NC 28117, on Wednesday, May 26, 1999 at 9:00 a.m., Eastern time, for the following purposes and to transact such other business as may properly come before the meeting or any adjournment of the meeting:

     1. To approve a new Rule 12b-1 Distribution Plan (the "12b-1 Plan") for No-Load Direct Class Shares of the Fund.

The Board of Directors of the Company has selected the close of business on April 30, 1999 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

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PLEASE INDICATE YOUR VOTING  INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE
AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

The accompanying proxy is solicited by the Board of Directors (the "Board") of the Company for voting at the joint special meeting of shareholders of the Company to be held on Wednesday, May 26, 1999, and at any and all adjournments thereof (the "Shareholder Meeting"). This proxy statement was first mailed to shareholders on or about May 3, 1999.

THE SERIES FUNDS. StockCar Stocks Mutual Funds, Inc.(the "Company") is a "series company" that is authorized to issue various series of shares. (Each series of the Company is a "Fund.") Each series has its own investment objective and policies and operates independently for purposes of investments, dividends and redemptions.

Presently, the Company offers a single series, the StockCar Stocks Index Fund (the "Fund").

The Fund presently is divided into two classes of shares; No-Load Direct Shares and Advisor Shares. Shares of each Class represent a proportionate interest in that Class.

The Company is in the process of registering Advisor Shares with the Securities and Exchange Commission (the "SEC"), so Advisor Shares have not yet been offered to the public. Because the Fund did not offer Advisor Shares prior to April 30, 1999, this proxy only applies to No-Load Direct Shareholders (the "Shareholders").

As a Shareholder, you are being asked to vote on a single item, approval of a new Rule 12b-1 Plan for the No-Load Direct Share Class. Your Board has approved the 12b-1 Plan and recommends that you vote to "APPROVE" the Plan. The vote required to approve the 12b-1 Plan is described under the section of this proxy statement entitled "Miscellaneous."

Your Board has fixed the close of business on April 30, 1999 as the record date for the determination of Shareholders of the Fund entitled to notice of and to vote at the Meeting. As of April 30, 1999, the Fund had the following No-Load Direct Shares issued and outstanding:

FUND                                        NO-LOAD DIRECT CLASS
----                                        --------------------

StockCar Stocks Index Fund                  _______________

--------------------------------------------------------------------------------

ITEM 1. NEW RULE 12B-1 DISTRIBUTION PLAN

INTRODUCTION

Rule 12b-1 under the 1940 Act (the "Rule"), provides, among other things, that an investment company (mutual fund) may bear expenses of distributing its shares only pursuant to a plan (a "12b-1 Plan") adopted in accordance with the Rule.

On April 29, 1999, the Board, including a majority of the "non-interested" Directors, voted to approve a new 12b-1 Plan for No-Load Direct Class Shares, and directed that the 12b-1 Plan be submitted to the Shareholders of the Fund at the Shareholder Meeting, along with a recommendation that the Shareholders approve the 12b-1 Plan.

If the new Rule 12b-1 Plan is approved, it will become effective immediately. If the Shareholders do not approve the new 12b-1 Plan, the Board will consider appropriate action.

DESCRIPTION OF THE NEW 12B-1 PLAN

A form of the new 12b-1 Plan is attached as Exhibit C to this proxy and this summary is qualified in its entirety by reference to Exhibit C.

Under the new 12b-1 Plan, the Fund's investment adviser, StockCar Stocks Advisors, LLC (the "Adviser") will receive a distribution fee, payable as an expense of the No-Load Direct Class Shares of the Fund (the "Shares"), which the Adviser will use to pay for distribution services. The Adviser will bear all the expenses of providing such services, including the payment of any commissions or distribution fees. The Adviser provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders.

The Adviser bears the cost of qualifying and maintaining the qualification of Shares for sale under the securities laws of the various states, and bears the expense of registering the Fund's Shares with the SEC.

The Adviser may authorize Declaration Distributors, Inc., the Fund's principal underwriter ("DDI"), to enter into related selling group agreements with various broker-dealers, including affiliates of DDI, that provide distribution services to investors. DDI also may provide some of the distribution services. (See "Other Information --- Underwriter" below.) As part of those selling group agreements, the Adviser may assign some or all of the fees payable under the 12b-1 Plan to the broker/dealers who sell Shares of the Fund.

No-Load Direct Class Shares are sold to the public at net asset value. The Adviser will receive a distribution fee, payable monthly for as long as the shares are owned, at the annual rate of 0.25% of average daily net assets attributable to the Shares. Under the new 12b-1 Plan, for Shares sold by broker, dealers, and other financial services professionals, the Adviser may assign payment of 12b-1 fees attributable to those Shares to the brokers, dealers and other financial services professionals who sold the Shares.

The new 12b-1 Plan for the Shares will continue in effect for an initial term of one year, and may continue thereafter from year to year if specifically approved at least annually by vote of:

1. "a majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, or
2.   by majority vote of the Board, and
3. including, in either event, the vote of a majority of the "non interested" Directors, cast in person at a meeting called for such purpose.

Pursuant to the new 12b-1 Plan, the Adviser will prepare reports to the Board on a quarterly basis for the Fund's No-Load Direct Class Shares showing the amounts paid to the various firms and such other information as from time to time the Board may reasonably request.

In approving the new 12b-1 Plan, the Board determined that there is a reasonable likelihood that the new 12b-1 Plan would benefit the Company, the Fund and its Shareholders. In doing so, the Board considered several factors, including that the new 12b-1 Plan would:

(i) enable investors to choose the purchasing option best suited to their individual situations, thereby encouraging current shareholders to make additional investments in SBGMF and attracting new investors and assets to SBGMF to the benefit of the Fund and its shareholders,
(ii)  facilitate distribution of the Fund's Shares,
(iii) help maintain the competitive position of the Company in relation to other funds that have implemented or are seeking to implement similar distribution arrangements; and
(iv)  permit possible economies of scale through increased Fund size.

At its meeting on April 29, 1999, the Board also considered the effects of the new 12b-1 Plan on the expenses of the Fund. By approving the new 12b-1 Plan, the Board realized that the expenses of the Fund would increase by 0.25% of the average net assets of the Fund, annually. The Board discussed at length the advantages and disadvantages of the new 12b-1 Plan as the Plan related to overall Fund expenses. The Board considered a number of options with respect to ways in which to minimize the effects of the new 12b-1 Plan fees.

During its deliberations, the Board solicited information from its legal counsel, underwriter and the Adviser. The Adviser reminded the Board that presently the Fund pays fees to the Adviser for investment advisory services and operating services. The fees payable to the Adviser for operating services may not be used to pay for services designed to sell shares of the Fund. If the new 12b-1 Plan were approved, fees would then be available to pay for such services. As the assets of the Fund grew, the Fund's operational expenses should decline. Accordingly, the Adviser recommended that the Board reduce fees payable under the Fund's Operating Services Agreement to the Adviser by an amount equal to the new 12b-1 Plan fees. The result of such an action would be to maintain the Fund's overall operating expenses at their current levels.

After full deliberation, the Board accepted the Adviser's recommendation and voted to amend the Fund's Operating Services Agreement as recommended by the Adviser. However, the Board made its vote contingent upon Shareholder approval of the new 12b-1 Plan. If the Shareholders failed to approve the new 12b-1 plan, fees payable under the Fund's Operating Services Agreement would remain at current levels.

The table below shows how the Fund's expenses are structured currently and with the new 12b-1Plan. All fees are payable monthly and computed on an annual basis as a percentage of average net assets:

                                     Current Fee Structure     New Fee Structure
                                     ---------------------     -----------------

1.  Investment Advisory Fees                  0.50%                   0.50%
2.  Operational Services Fees                 0.91%                   0.66%
3.  Distribution (12b-1) Fees                   --                    0.25%
4.  Other Fees                                0.09%                   0.09%
                                              -----                   -----

Total Annual Fund Operating Expenses          1.50%                   1.50%

BOARD OF DIRECTORS RECOMMENDATION

As a result of their consideration of the foregoing factors, the Board voted to approve the new 12b-1 Plan and to submit it to the Shareholders for their approval.

The Board recommends that you vote to "APPROVE" the new 12b-1 Plan.
--------------------------------------------------------------------------------

OTHER INFORMATION

UNDERWRITER.

Declaration Distributors, Inc. ("DDI") acts as principal underwriter for the Company's Shares. DDI is a broker/dealer registered as such with the Securities and Exchange Commission, and is a member in good standing of the National Association of Securities Dealers. DDI has been providing underwriting services to mutual fund companies for ten years. DDI is a wholly-owned subsidiary of Declaration Holdings, Inc. ("DHI"), a Delaware corporation.

Declaration Service Company ("DSC"), another wholly-owned subsidiary of DHI, provides transfer agency, accounting and administrative services to mutual fund companies, including the Company.

In considering whether to enter into an agreement with DDI to act as underwriter to the Fund, the Board considered many factors, including (1) cost savings to the Fund as a result of the engagement of DDI as underwriter, (2) improved communications and shareholder servicing due to all services of the Fund being performed by related entities that use common systems, and (3) potential increased efficiencies from such operational interrelations.

No-Load Direct Class Shares. The Fund's No-Load Direct Class Shares are sold to the public at net asset value. DDI receives from the Adviser a flat fee of $20,000 per annum for its services as principal underwriter for all Classes of Fund Shares. The Company receives in all cases the full net asset value of the shares sold.

ALLOCATION OF PORTFOLIO TRANSACTIONS.

StockCar Stocks Advisors, LLC (the "Adviser") is the investment manager for the Fund. The Adviser, in effecting purchases and sales of portfolio securities for the account of a Fund, implements the Company's policy of seeking best execution of orders, which includes best net prices, except to the extent that the Adviser may be permitted to pay higher brokerage commissions for research services as described below.

Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Adviser. Any research benefits derived are available for all clients, including clients of affiliated companies. Since statistical and other research information is only supplementary to research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, the Adviser may give consideration to those firms that have sold or are selling Shares of the Company, as well as to those firms that provide market, statistical and other research information to the Company and the Adviser. The Adviser is not authorized to pay higher commissions or in the case of principal trades, higher prices, to firms that provide such services, except as provided below.

The Adviser may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures adopted by the Board, the Company could pay to a firm that provides research services to the Adviser a commission for effecting a securities transaction for the Company in excess of the amount other firms would have charged for the transaction. The Company could do this if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or the Adviser's overall responsibilities to the Company or other clients. Not all such research services may be useful or of value in advising a particular series. Research benefits will be available for all clients of the Adviser. In addition, the investment management fee paid by the Company to the Adviser is not reduced because the Adviser receives these research services.

MISCELLANEOUS

General
-------
The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by the Adviser, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Company, officers and employees of the Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, the Company and/or the Adviser may retain a firm to solicit proxies on behalf of the Board, the fee for which will be borne by the Adviser.

A copy of your Fund's most recent Semi-Annual Report, dated March 31, 1999, is available without charge upon request by writing to Stockcar Stocks Mutual Funds, Inc., c/o Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, Pa 19428, or by calling 1-626-844-1446.

The Fund has not yet completed its first full year of operations. The Fund's first audited annual report will be available approximately sixty days after the Fund completes its first year of operations on September 30, 1999.

Proposals Of Shareholders
-------------------------
As a Maryland Corporation, the Company is not required to hold annual shareholder meetings unless required under the 1940 Act, but will hold special meetings as required or deemed desirable. Since the Company does not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Company no later than four months prior to the date when proxy statements are mailed to shareholders.

Other Matters To Come Before The Meeting
----------------------------------------
The Board of Directors of the Company is not aware of any matters that will be presented for action at the Meeting other than the matter set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Company.

Voting, Quorum
--------------
Each share of the Fund is entitled to one vote on each matter submitted to a vote of the holders of that class of shares of the Fund at the Meeting; no shares have cumulative voting rights.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted to "APROVE" the new 12b-1 Plan.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

Item 1 (approval of new 12b-1 Plan) requires the affirmative vote of a "majority of the outstanding voting securities" of the No-load Direct Class Shares to which the 12b-1 Plan applies. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

The Fund presently offers only No-Load Direct Shares to the public, and the new 12b-1 Plan applies only to no-Load Direct Shares. Accordingly, all present shareholders of the Fund are entitled to vote on the new 12b-1 Plan.

The Articles of Incorporation and By-Laws of the Company provide that the presence at a shareholder meeting in person or by proxy of at least 33.3% of the shares of a series constitutes a quorum for that series. Thus, the meeting for a particular series could not take place on its scheduled date if less than 33.3% of the shares of that series were represented.

If, by the time scheduled for the meeting, a quorum of shareholders of a series is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the meeting for that series to permit further soliciting of proxies from its shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the series as to which the meeting is being adjourned present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the respective series' shareholders.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. Abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted to "REJECT" the new 12b-1 Plan.

The Board of Directors of the Company recommends that you vote to "APPROVE" the new 12b-1 Plan.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,
John P. Allen III
President

                                    EXHIBIT A

                              HOLDERS OF MORE THAN
                            5% OF THE FUND'S NO-LOAD
                               DIRECT CLASS SHARES

NAME AND ADDRESS                    % OWNERSHIP      # SHARES
----------------                    -----------      --------

                                    EXHIBIT B

                                     FORM OF
                           PLAN PURSUANT TO RULE 12B-1

                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1
                         FOR NO-LOAD DIRECT CLASS SHARES
                    OF THE STOCKCAR STOCKS MUTUAL FUND, INC.

                             ADOPTED APRIL 29, 1999

                                    RECITALS

1. STOCKCAR STOCKS MUTUAL FUND, INC. a corporation operating under the laws of the State of Maryland (the "Company") is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act").

2. The Company operates as a "series company" within the meaning of Rule 18f-2 under the Act and is authorized to issue shares of beneficial interest in various series (collectively the "Funds").

3. The Company presently offers one Fund, The StockCar Stocks Index Fund (the "Fund"). This Plan applies to No-Load Direct Class shares offered by the Fund.

4. The Fund may utilize Fund assets to pay for sales or promotional services or activities that have been or will be provided in connection with distribution of No-Load Direct Class shares of the Fund if such payments are made pursuant to a Plan adopted and continued in accordance with Rule 12b-1 under the Act.

5. The Fund , by virtue of such arrangement may be deemed to act as distributors of its shares as provided in Rule 12b-1 under the Act and desires to adopt a Plan pursuant to such Rule (the "Plan").

6. The Directors as a whole, and the Directors who are not interested persons of the Company (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan and any agreements relating to it (the "Qualified Directors"), have determined, in the exercise of reasonable business judgement and in light of their fiduciary duties under state law and under
Section 36(a) and (b) of the Act, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders, and have approved the Plan by votes cast in person at a meeting called for the purpose of voting on this Plan and agreements related thereto.

7. The shareholder(s) of the Fund have approved the Plan.

                                 PLAN PROVISIONS

SECTION 1.  EXPENDITURES

     (a) Purposes. Fund assets may be utilized to pay for promotional services related to the distribution of Fund shares, including personal services provided to prospective and existing Fund shareholders, which include the costs of: printing and distribution of prospectuses and promotional materials; making slides and charts for presentations; assisting shareholders and prospective investors in understanding and dealing with the Fund; and travel and out-of-pocket expenses (e.g. copy and long distance telephone charges) related thereto.

     (b) Amounts. The Fund will pay to StockCar Stocks Advisors, LLC. (the "Adviser") a monthly distribution fee at an annual rate of 0.25% of the Fund's net assets attributable to No-Load Direct Class Shares, such fees to be computed daily based on the daily average net assets of such Class Shares of the Fund. The Adviser shall utilize such fees to pay for sales and promotional services related to the distribution of Fund shares, including personal services provided to prospective and existing Fund shareholders.

SECTION 2.  TERM AND TERMINATION

     (a) Initial Term. This Plan shall become effective on May 26, 1999 and shall continue in effect for a period of one year thereafter unless terminated or otherwise continued or discontinued as provided in this Plan.

     (b) Continuation of the Plan. The Plan and any related agreements shall continue in effect for periods of one year thereafter for so long as such continuance is specifically approved at least annually by votes of a majority of both (a) the directors of the Company and (b) the Qualified Directors, cast in person at a meeting called for the purpose of voting on this Plan and such related agreements.

     (c) Termination of the Plan. This Plan may be terminated with respect to the Fund, or any affected share class of the Fund, at any time by vote of a majority of the Qualified Directors, or by vote of a majority of the outstanding voting securities of the Fund.

SECTION 3.  AMENDMENTS

     This Plan may not be amended to increase materially the amount of distribution expenditures provided for in Section 1 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities of the Fund, and no material amendment to the Plan shall be made unless approved in the manner provided for annual renewal in Section 2(b) hereof.

SECTION 4.  INDEPENDENT DIRECTORS

     While this Plan is in effect with respect to the Fund, the selection and nomination of Directors who are not interested persons of the Company (as defined in the Act) shall be committed to the discretion of the Directors who are not interested persons.

SECTION 5.  QUARTERLY REPORTS

     The Treasurer of the Company and the Adviser shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts accrued and the amounts expended under this Plan for distribution, along with the purposes for which such expenditures were made.

SECTION 6.  RECORDKEEPING

     The Company shall preserve copies of this Plan and any related agreements and all reports made pursuant to Section 5 hereof, for a period of not less than six years from the date of this Plan, the agreements or such report, as the case may be, the first two years in an easily accessible place.

SECTION 7.  AGREEMENTS RELATED TO THIS PLAN

     Agreements with persons providing distribution services to be paid for or reimbursed under this Plan shall provide that:

     (a) the agreement will continue in effect for a period of one year and will continue thereafter only if specifically approved by vote of a majority of the Directors of the Company;

     (b) the agreement may be terminated at any time, without payment of any penalty, by vote of a majority of (i) the Qualified Directors or (ii) the outstanding voting securities of the Fund, on not more than sixty (60) days' written notice to any other party to the agreement;

     (c) the agreement will terminate automatically in the event of an assignment; and

     (d) in the event the agreement is terminated or otherwise discontinued, no further payments will be made by the Fund after the effective date of such action.

--------------------------------------------------------------------------------

                   Thank you for mailing your ballot promptly!

We appreciate your continuing support and look forward to serving your future investment needs.

                       STOCKCAR STOCKS MUTUAL FUNDS, INC.
                        SHAREHOLDER MEETING, MAY 26, 1999
                                     BALLOT

1. Approve a new Rule 12b-1 Distribution Plan for No-Load Direct Shares of the StockCar Stocks Index Fund.

     Approve                         Reject                        Abstain
     / /                             / /                           / /

Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                           Date

X
--------------------------------------------------------------------------------
Signature                                                           Date

PLEASE VOTE TODAY!         PLEASE VOTE PROMPTLY!     PLEASE VOTE TODAY!

Please vote using blue or black ink to mark an X in one of the three boxes provided on your ballot. Mark - Approve, Reject, or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                              Your vote is needed!

Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with the Company. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint ___________ and ________________, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held may 26, 1999, and at any adjournments thereof, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted "APPROVE" the proposal set forth on this proxy. The proxy is solicited by the Board of StockCar Stocks Mutual Funds, Inc. which recommends a vote to "APPROVE" all matters.